UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 19, 2004



KENTUCKY BANCSHARES, INC.
 (Exact Name of Registrant as specified in Charter)


   Kentucky                 33-96358                61-0993464
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)           Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                     40362-0157
(Address of principal executive offices)          (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)



INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Disclosure.
On August 19, 2004, Kentucky Bancshares, Inc., announced
its buy back of 122,302 shares of common stock.  Attached as
Exhibit 99.1 hereto is a Press Release which the Company
released on August 19, 2004 announcing this buy back.
EXHIBIT INDEX
Item No.       Description
99.1 Press Release dated August 19, 2004 announcing a buy back of 122,302 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              KENTUCKY BANCSHARES, INC.

Date:  August 19, 2004        By  /s/ Gregory J. Dawson
Gregory J. Dawson, C.F.O.



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